MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND

                      Supplement to the Current Prospectus

Effective immediately, the Expense Table and Example of Expenses in the Expense Summary, and the Distribution and Service Fees section of the Description of Share Classes, are hereby restated as follows:


II   EXPENSE SUMMARY

>>   Expense Table


     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                                          Class A               Class B
    Management Fees.........................................               0.55%                 0.55%
    Distribution and Service (12b-1) Fees (1)...............               0.10%                 0.91%
    Other Expenses (3)......................................               0.34%                 0.34%
                                                                           -----                 -----
    Total Annual Fund Operating Expenses....................               0.99%                 1.80%
        Fee Waiver and/or Expense Reimbursement (2).........              (0.53)%               (0.53)%
                                                                          -------               -------
        Net Expenses........................................               0.46%                 1.27%

-----------------------

     (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser (referred to as distribution and service fees).

     (2) MFS has contractually agreed to waive its right to receive the management fee to a maximum of 0.35% for the fund annually of the fund's average daily net assets. MFS has contractually agreed, subject to reimbursement, to bear all of the fund's "Other Expenses" (after taking into account the expense offset arrangement described below). While MFS is entitled to be reimbursed by the fund for bearing its expenses, MFS is currently waiving its right to reimbursement up to 0.40% annually. These contractual fee arrangements will remain in effect until at least August 1, 2002, absent an earlier modification approved by the Board of Trustees which oversees the funds.

     (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would have been 0.45% for class A shares and 1.26% for class B shares.

>>   Example of Expenses

                        Share Class                      Year 1         Year 3          Year 5          Year 10
                        -----------                      ------         ------          ------          -------
        Class A shares                                     $517           $722          $  944           $1,582
        Class B shares (1)
            Assuming redemption at end of period            529            815           1,125            1,858
            Assuming no redemption                          129            515             925            1,858

       (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses

>>   Distribution and Service Fees

     The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and up to 1.00% for class B shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

     The fund's class A and class B distribution and service fees for its current fiscal year are as follows:

                                       Class A           Class B
        Pennsylvania Fund               0.10%             0.91%

     o A portion of the class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of the class A service fee and payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the fund may determine.

     o Except in the case of the 0.25% per annum class B service fee paid by the fund upon the sale of class B shares in the first year, payment of the class B service fee has been set at 0.10% until such date as the Trustees of the fund may determine.


                  The date of this Supplement is June 4, 2002.